Significant Accounting Policies (Policies)	12 Months Ended
Dec. 31, 2022
Discloure of Significant Accounting Policies
Description of accounting policy for recognition of revenue [text block]
4.1	Revenue

Sono Group recognizes revenues primarily from the integration of Sono Motors patented solar technology across other transportation platforms and from the Sono app, which provides an in-app booking and payment system and optional additional insurance.

Revenues are recognized when control of the goods and services is transferred to the customer, being generally when the customer gains the ability to direct the use of the goods and services and obtains substantially all of the remaining benefits from them. The amount of revenue recognized equals the amount of consideration the Group expects to receive in exchange for the goods and services. Sono Group acts as a principal in all sales transactions because it has control over the goods and services before transferring control to customers.

A receivable is recognized when the goods and services are delivered or are ready for use as this is the point in time that the consideration is unconditional because only the passage of time is required before payment is due. Goods and services transferred are accounted for as separate performance obligations if they are distinct (i.e., the customer can benefit from the goods or services on its own or together with other resources readily available to the customer and the promise to transfer the good or service is separately identifiable from other promises in the contract). Performance obligations may be satisfied over time or at a point in time. Performance obligations are satisfied over time when the customer simultaneously receives and consumes the benefits resulting from the Group’s performance as the Group performs, when the Group creates or enhances an asset while the customer controls it or when the Group’s performance does not create an asset with an alternative use to the Group and the Group has an enforceable right to payment for performance completed to date. For such performance obligations, the Group recognizes revenue in line with the progress towards complete satisfaction of the performance obligation. While the information required to measure directly and faithfully the output transferred to the customer to date is not readily available, the work required to satisfy the Group’s performance obligations usually has a direct relation to satisfaction progress. Therefore, progress is measured based on the Group’s input in relation to the total amount of input the Group expects is necessary to fulfill the performance obligation, (i.e., on a cost-to-cost basis). Performance obligations that are not satisfied over time are satisfied at a point in time. Such obligations are satisfied when the customer obtains control of the asset or service, typically when the customer accepts delivery of the integrated asset or in-app services are ready for use by the customer.

Contract liabilities are the obligations of the Company to transfer goods to a customer for which the Company has received consideration from the customer. If a customer pays consideration before the Company transfers goods, a contract liability is recognized. Contract liabilities are recognized as revenue when the Company performs its performance obligations under the contract.  Sono Group N.V. expects to recognize revenue within the next 12 months; therefore, it is classified as a current liability.

Transaction prices do not include any variable amounts or significant financing components. Payment generally is due within 30 days after Sono Group has fulfilled its performance obligation. Regarding the treatment of advance payments from customers, please refer to note 4.8 Advance payments received from customers.

No significant judgment is required to assess the timing of satisfaction of the Group’s performance obligations, the transaction price or the amounts allocated to distinct performance obligations. Obligations regarding returns or warranties do not arise from revenues.

Description of accounting policy for government grants [text block]
4.2	Grants from government agencies and similar bodies

Sono Group receives grants from government agencies and similar bodies like the European Union for participation in specific development projects. The grants are recognized when there is reasonable assurance that the grant will be received, and all grant conditions will be met. If grant funds are received prior to qualifying expenses being incurred or assets purchased, they are deferred and recognized in other liabilities. If the funds reimburse expenses and have been received, the liability is amortized into other operating income on a systematic basis over the period in which the Group incurs the corresponding expenses. If the funds reimburse purchased assets, the liability is reduced with a corresponding amount deducted from the asset’s carrying amount upon recording of the qualified asset.

Description of accounting policy for financial instruments [text block]
4.3	Financial instruments

Initial recognition

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity. Sono Group initially recognizes financial instruments when it becomes party to the contractual provisions of the instrument. Regular way purchases and sales of financial assets are recognized on settlement date (i.e., the date that an asset is delivered to or by an entity).

Offsetting of financial assets and financial liabilities

Financial assets and liabilities are only offset if offsetting the amounts is legally enforceable at the current time and if there is an actual intention to offset. In general, the Group does not offset financial assets and liabilities and no material offsetting potential exists.

Description of accounting policy for financial assets [text block]
4.3.1	Financial assets

Initial measurement

Sono Group’s financial assets include cash and cash equivalents, security deposits and other financial receivables. At initial recognition, Sono Group measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs that are directly attributable to the acquisition of the financial asset.

Subsequent measurement

After the initial measurement, financial assets are subsequently classified into one of the following categories:

>	financial assets at fair value through profit or loss (FVTPL);

>	financial assets at fair value through other comprehensive income (FVOCI, debt instruments);

>	financial assets at fair value through other comprehensive income (FVOCI, equity instruments); and

>	financial assets at amortized cost (AC).

The classification depends on the financial asset’s contractual cash flow characteristics and the business model (‘hold to collect’, ‘hold to collect and sell’ and ‘other’) for managing them. The cash flow characteristics are assessed at an instrument level, whereas the business model is assessed on portfolio level. Under the business model ‘hold to collect’, the Group holds a financial instrument only to collect contractual cash flows. Under the business model ‘hold to collect and sell’, the Group would hold a financial instrument both to collect contractual cash flows and to receive economic benefits from selling these instruments. All other debt instruments would be held under the business model ‘other’. Debt instruments that are held under the business model ‘hold to collect’, where those contractual terms give rise to cash flows that are solely payments of principal and interest (SPPI) on the outstanding principal amount, are measured at amortized cost. Financial assets that are held under the business model ‘hold to collect and sell’, where the SPPI criterion is met, are measured at FVOCI. All other debt instruments are measured at FVTPL. Derivatives are instruments that are always measured at FVTPL Additionally, IFRS 9 allows for optional measurement at FVTPL if using the option significantly reduces a measurement or recognition inconsistency (accounting mismatch). Sono Group does not use this option.

Equity instruments are measured at FVTPL, because they do not meet the SPPI criterion. However, if they are not held for trading and the Group uses the FVOCI option upon recognition, equity instruments may be measured at FVOCI. The Group does not use the FVOCI option.

As of the reporting date, all financial assets are to be measured at amortized cost as the Group only holds debt instruments and these are held within the business model ‘hold to collect’ and have passed the SPPI-test.

Financial assets at amortized cost are subsequently measured using the effective interest rate (EIR) method and are subject to impairment. Gains and losses from derecognition, modification, and interest income are recognized in profit or loss (interest and similar income/expense). Changes in the loss allowance and any impairments are recognized in profit or loss (impairment reversals/(losses) on financial assets).

Derecognition

Financial assets are derecognized when the rights to receive cash flows from the financial assets have expired or have been transferred and the Group has transferred substantially all risks and rewards of ownership.

Impairment

IFRS 9 requires recognizing expected credit losses for debt financial assets measured at amortized cost or at FVOCI, lease receivables and contract assets. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that Sono Group expects to receive, discounted at the original EIR. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.

For the calculation of impairment losses, IFRS 9 distinguishes between the general approach and the simplified approach.

Under the general approach, financial assets are allocated to one of three stages. Sono Group generally presumes all financial assets that are 30 days past due to have a significant increase in credit risk and accounts for expected losses over the remaining lifetime of those financial assets. For financial assets not yet credit-impaired at initial recognition, expected credit losses (ECLs) are provided for credit losses that result from default events that are possible within the next 12 months (12-month ECL, Stage 1). In subsequent measurement, for credit exposures for which there has not been a significant increase in credit risk since initial recognition, 12-month ECL are provided. For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (lifetime ECL, Stage 2). Financial assets with objective evidence of impairment are allocated to Stage 3, for which also lifetime expected credit losses are calculated.

Sono Group applies the general approach unless the simplified approach is required. The simplified approach is required for trade receivables or contract assets resulting from transactions within the scope of IFRS 15 that do not contain a significant financing component. Under the simplified approach, the loss allowance is always measured over the remaining life of the exposure (lifetime ECL, Stage 2). In addition, the simplified approach also requires loss allowances in case an objective indication of default is present (credit-impaired financial assets; Stage 3).

Sono Group decided to test all financial assets, regardless of their maturity, individually for expected credit loss, using reasonable and supportable historic and forward-looking information.

Description of accounting policy for financial liabilities [text block]
4.3.2	Financial liabilities

Initial measurement

Sono Group’s financial liabilities include lease liabilities, loans from private investors, convertible debentures (host contract and embedded derivatives), and trade and other payables. Regarding lease liabilities, please refer to note 4.6.2 Lease liabilities.

Sono Group analyzes all contracts to determine whether the underlying contracts are debt or equity.

All financial liabilities in the scope of IFRS 9 are initially measured at their fair value minus, in the case of financial liabilities not at FVTPL, transaction costs that are directly attributable to the issue of the financial liabilities. In case of financial liabilities at FVTPL, transaction costs are directly recognized in profit or loss.

When the fair value of the financial liabilities differs from the transaction price at initial recognition, and the fair value is not evidenced by a quoted price or based on a valuation technique that uses data only from observable markets, Sono Group adjusts the measurement to defer this difference (“deferred day-one profit or loss”).

IFRS requires that a compound financial instrument, i.e., a financial instrument containing both equity and debt instruments, shall be split into the equity instrument and the debt instrument upon initial recognition. For a financial instrument that grants a conversion right, classification of any component as equity instrument is only allowed if the conversion features of the loan lead to a conversion of a fixed amount into a fixed number of shares.

Some contracts do not only contain a single debt instrument but both a non-derivative host and a derivative, such that some of the cash flows of the combined instrument vary in a way similar to a standalone derivative (so called “hybrid contracts”). A derivative is a financial instrument or contract within the scope of IFRS 9 whose value changes in response to the change of a specific underlying, that requires no or only a comparably small initial investment, and that is settled at a future date. For hybrid contracts that contain a debt instrument as host, IFRS require that the embedded derivative be separated (“bifurcated”) from the host and accounted for as a separate derivative if (a) the economic characteristics and risks of the embedded derivative are not closely related to the economic characteristics of the host, and (b) a separate instrument with the same terms as the embedded derivative would meet the definition of a derivative, and (c) the hybrid contract is not measured at FVTPL. Bifurcation takes place at initial recognition and a reassessment of the bifurcation requirement only occurs if there is a change in the terms of the contract that significantly modifies the cash flows.

Alternatively, IFRS allows for an optional classification of a financial liability measured at FVTPL if a contract contains one or more embedded derivatives, unless the embedded derivative(s) do(es) not significantly modify the contractual cash flows or it is clear with little or no analysis at the time of the contract’s first recognition that a separation of the embedded derivatives is prohibited (“FVTPL option”). Accordingly, if the FVTPL option is exercised, bifurcation is not required.

In the current and previous financial years, Sono Group has identified two kinds of hybrid financial instruments that contain a debt instrument as the host as well as embedded derivatives: Mandatory Convertible Notes that were issued in 2020 and convertible debentures that were issued in December 2022. For each of these contracts, the conversion rights were assessed as a debt instrument, because the conversion rights do not grant the right to convert a fixed amount into a fixed number of shares. For the Mandatory Convertible Notes, the Group exercised the FVTPL option. Hence, the whole hybrid contract was accounted for at FVTPL. For the 2022 convertible debentures, bifurcation was performed for the host contract, on the one hand, and the embedded derivatives, on the other hand. For each tranche, the host contract was accounted for at amortized cost, while the embedded derivatives were accounted for at FVTPL. As the embedded derivatives are interdependent and as such share closely related economic characteristics and the same risk exposure, they were combined for measurement purposes. Furthermore, at initial recognition, the fair value of the convertible debentures differed from their transaction price, so a day-one loss was deferred upon initial recognition to account for this difference.

For an explanation of the characteristics of the convertible debentures and the associated accounting estimates, see note 4.12.2 Convertible debentures.

Subsequent measurement

The measurement of financial liabilities of Sono Group depends on their classification as follows:

1.	Financial liabilities at FVTPL: After initial recognition, these liabilities are measured at fair value. Gains and losses are recognized in profit or loss (interest and similar income/expense).

2.

Financial liabilities measured at amortized cost: After initial recognition, these liabilities are measured at amortized cost using the EIR method. Amortized cost is calculated by considering all fees and points paid or received between parties to the contract that are an integral part of the EIR, transaction costs, and all other premiums or discounts that are an integral part of the EIR. Amortization according to the EIR method is included in interest expenses in profit or loss.

Initial recognition of deferred day-one losses is determined individually and matches the time of recognition of the associated financial instrument. The amortization of the deferred day-one losses takes place to the extent that it arises from a change in a factor (including time) that market participants would consider in setting a price. The deferred day-one losses from the convertible debentures are amortized pro rata on a straight-line basis over the time horizon of expected conversions. As of the end of the reporting period, conversions were expected until the end of May 2023.  According to management's assessment of the facts and circumstances, the main important factor is the timing of the conversions. Based on the assumed conversion schedule as of December 31, 2022, these were assumed to take place constantly until the end of May 2023. As a result, a linear amortization until the end of May 2023 was concluded to be most appropriate. The amortization amounts of the deferred day-one losses are included in interest and similar expenses.

Derecognition

A financial liability is derecognized when the obligation under the liability is discharged or canceled or expires. When an existing financial liability is replaced by another one from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as the derecognition of the original liability and the recognition of a new liability. The difference between the carrying amount of a financial liability (or part of a financial liability) extinguished or transferred to another party and the consideration paid, including any non-cash assets transferred or liabilities assumed, is recognized in profit or loss. Terms are substantially different if the discounted present value of the cash flows under the new terms, considering the net effect of fees between borrower and lender and discounted using the original effective interest rate, is at least 10 per cent different from the discounted present value of the remaining cash flows of the original financial liability.

When the expected cash flows of an existing financial liability are renegotiated or otherwise modified and the renegotiation or modification do not result in derecognition of the financial liability, the amortized cost of the liability is recalculated. When Sono Group revises its estimates of payments it adjusts the amortized cost of the financial liability to reflect the actual and revised estimated contractual cash flows. In both cases, amortized cost is recalculated as the present value of the (updated) estimated contractual cash flows, using the original effective interest rate. Any resulting catch-up adjustment is recognized in profit or loss.

Description of accounting policy for intangible assets other than goodwill [text block]
4.4	Intangible assets

4.4.1	Internally generated intangible assets

In accordance with IAS 38, research activities undertaken with the prospect of gaining new scientific or technical knowledge and understanding are expensed as incurred. In the current and prior periods, Sono Group has not undertaken any research activities.

Development costs for future series products and other internally generated intangible assets may be capitalized at cost if they are directly attributable to the design and testing of identifiable and unique products controlled by Sono Group and the criteria of IAS 38.57 are met. Capitalized development costs then must include all direct costs that are attributable to the development process. If the criteria for recognition of assets are not met, the expenses are recognized in profit or loss in the year in which they are incurred. As of the end of the reporting period as well as in previous years, the criteria for capitalization of development costs have not been met. Consequently, all development costs were recognized in profit or loss as incurred.

4.4.2	Acquired intangible assets

Acquired intangible assets are recognized when received and are initially measured at cost and amortized over their useful life using the straight-line method.

Subsequent measurement

Following initial recognition, intangible assets are carried at cost less any accumulated amortization and any accumulated impairment losses. The recognition of impairment losses requires the prior identification of triggering events. In 2022, there was a triggering event and hence an impairment test was performed on intangible assets.  For details on the impairment test and triggering event see note 4.12.3 Impairment test of assets. There were no triggering events identified in prior periods.

Intangible assets with finite useful lives are amortized over their useful life, generally using the straight-line method. The amortization period and the amortization method for an intangible asset with a finite useful life are reviewed at least annually at each fiscal year end. Changes in the expected useful life or the expected pattern of consumption of future economic benefits are accounted for prospectively. Amortization of an intangible asset is recognized in profit or loss in accordance with the function of the intangible asset.

Intangible assets are amortized using the straight line-method over the useful life as displayed in the below table:

	Website	Software
Useful life (years)	3 - 4	1 - 5

Gains or losses arising from derecognition of an intangible asset are measured as the difference between the net disposal proceeds and the carrying amount of the asset and are recognized in profit or loss in the period in which the asset is derecognized.

Description of accounting policy for property, plant and equipment [text block]
4.5	Property, plant and equipment

Property, plant and equipment are stated at cost less accumulated depreciation and impairments. These costs also comprise the costs for replacement parts, which are recognized at the time they are incurred, providing they meet the recognition criteria. All other repair and maintenance costs are expensed as incurred. Depreciation begins when the asset is available for use. Advance payments to suppliers to produce technical equipment and machinery, that are capitalized, are not depreciated until available for use.

Property, plant and equipment are depreciated using the straight line-method over the useful life as displayed in the below table:

Equipment / Hardware
Useful life (years)	3 - 13

Impairment losses on property, plant and equipment are recognized in accordance with IAS 36 if the recoverable amount of the respective asset has fallen below the carrying amount. Recoverable amount is the higher of value in use and fair value less costs to sell. If the reasons for impairments recognized in previous years no longer apply, the impairment losses are reversed up to a maximum of the amount that would have been determined if no impairment loss had been recognized.

The recognition of impairment losses requires the prior identification of triggering events. In 2022, Sono Group considered the significant increase in interest rates during the second half of 2022, among other possible triggering events for impairment, a triggering event and hence an impairment test was performed on property, plant and equipment. For details on the impairment test and triggering event see note 4.12.3 Impairment test of assets. For details on recognized impairments or reversals of earlier impairments in the reporting period, please refer to note 7.2 Property, plant and equipment.

Property, plant and equipment are derecognized upon disposal or when no further economic benefits are expected from their continued use or sale. The gain or loss on derecognition is determined as the difference between the net disposal proceeds and the carrying amount and recognized in profit or loss in the period in which the item is derecognized.

The residual values of the assets, useful lives and depreciation methods are reviewed at the end of each fiscal year and any changes are accounted for prospectively. The residual values of the assets are generally considered to be zero.

Description of accounting policy for leases [text block]
4.6	Leases

Applying IFRS 16, at inception of a contract, Sono Group assesses whether a contract is, or contains, a lease. A contract is, or contains, a lease if the contract conveys the right to control the use of an identified asset for a period of time in exchange for consideration. For the periods presented the Company did not have any contracts as the lessor.

4.6.1	Right-of-use assets

Sono Group recognizes right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any remeasurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received as well as any estimated costs to be incurred by the lessee for dismantling and removing the underlying asset. Unless Sono Group is reasonably certain to obtain ownership of the leased asset at the end of the lease term, the recognized right-of-use assets are depreciated on a straight-line basis over the shorter of its estimated useful life, and the lease term. Right-of-use assets are subject to impairment according to IAS 36. In 2022, there was a triggering event and hence an impairment test was performed on property, plant and equipment. For details on the impairment test and triggering event see note 4.12.3 Impairment test of assets.

4.6.2	Lease liabilities

At the commencement date of the lease, Sono Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by Sono Group and payments of penalties for terminating a lease, if the lease term reflects Sono Group exercising the option to terminate. The variable lease payments that do not depend on an index or a rate are recognized as expenses in the period in which the event or condition that triggers the payment occurs. To calculate the present value of lease payments, Sono Group uses the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is remeasured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment of whether an option to purchase the underlying asset will be executed with reasonable certainty.

When the lease liability is remeasured, a corresponding adjustment is made to the carrying amount for the right-of-use asset or is recorded in profit or loss if the carrying amount of the right-of-use asset has been reduced to zero.

4.6.3	Short-term leases and leases of low-value assets

Sono Group applies the short-term lease recognition exemption to its short-term leases of buildings and cars (i.e., leases that have a lease term of twelve months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases of office equipment that are considered of low value. Lease payments on short-term leases (contracts with a term of twelve months or less) and leases of low-value assets (Sono Group threshold of fair value of leased asset < kEUR 5) are recognized as expenses on a straight-line basis over the lease term.

Description of accounting policy for determining components of cash and cash equivalents [text block]
4.7	Cash and cash equivalents

Cash and cash equivalents include bank balances, deposits and cash in transit with an original maturity of three months or less. Cash and cash equivalents are measured at amortized cost and are subject to the impairment requirements of IFRS 9.

Description of accounting policy for advance payments received from customers [text block]
4.8	Advance payments received from customers

Advance payments received from customers for Sion electrical vehicles were recognized as liabilities at the time the cash was collected by Sono Group. As of period end, Sono Group intended to begin delivering its Sion electrical vehicles to customers after the start of production, which was expected to be in the first quarter of 2024. Therefore, all advance payments are shown as noncurrent, even though customers may be able to cancel their contract (depending on the general terms in some cases cancellation is possible within the next 12 months) and demand the money back. Due to an original term of the advance payments which is more than 12 months, the advance payments include a significant financing component. The compounding effect is recognized in interest expense and increases the advance payments received from customers. Sales revenues from advance payments received from customers were planned to be recognized in event of delivery of the car. Therefore, the advance payments were accounted for in accordance with IFRS 15. However, with the termination of the Sion (see note 9.7.1 Termination of Sion passenger car program) the advance payments will be accounted for in accordance with IFRS 9 in subsequent periods.

Description of accounting policy for provisions [text block]
4.9	Provisions

Provisions for bonus and settlement payments or any other obligations are recognized when the group has a present legal or constructive obligation as a result of past events, if it is probable that an outflow of resources will be required to settle the obligation, and if the amount can be reliably estimated. Provisions are not recognized for future operations. Moreover, provisions are recognized when Sono Group determines that it has a contract in which the unavoidable costs of meeting the obligations under the contract exceed the economic benefits expected to be received under it (onerous contract).

Provisions are measured at the present value of management’s best estimate of the expenditure required to settle the present obligation at the end of the reporting period. Provisions for onerous contracts are measured at the present obligation under the contract, (i.e., the lower of the cost of fulfilling the contract and any compensations or penalties arising from failure to fulfill it). Provisions are discounted when the time value of money is material, however, the time value of money was not material for the provisions recognized. As of December 31, 2022, and 2021, there were no provisions that were discounted.

Description of accounting policy for income tax [text block]
4.10	Taxes

4.10.1	Current tax assets and liabilities

Current tax assets and liabilities are measured at the amount expected to be recovered from or paid to the taxation authorities based on the tax rates and tax laws that are enacted or substantively enacted at the end of the reporting period.

4.10.2	Deferred taxes

Deferred tax is recognized using the liability method on temporary differences as of the end of the reporting period between the carrying amounts of assets and liabilities and their tax bases.

Deferred tax liabilities are recognized for all taxable temporary differences. The only exception is if the deferred income tax arises from initial recognition of an asset or liability in a transaction other than a business combination which, at the time of the transaction, affects neither accounting profit or loss nor taxable profit or loss. Deferred tax liabilities are recognized for all taxable temporary differences associated with investments in subsidiaries and associates, except where the Group is able to control the reversal of the temporary differences and it is probable that the temporary difference will not reverse in the foreseeable future.

Deferred tax assets are recognized for deductible temporary differences and to the extent that it is probable that future taxable income will allow the deferred tax asset to be realized.

Deferred tax assets and deferred tax liabilities are measured at the tax rates that are expected to apply in the year when the asset is realized, or the liability is settled based on tax rates (and tax laws) that have been enacted or substantively enacted by the end of the reporting period. Deferred tax assets may only be recognized up to the amount of the deferred tax liabilities as it is not sufficiently probable that future taxable profit will be available against which they can be utilized.

If transactions and other events are recognized directly in equity, any related taxes on income are also recognized directly in equity. As transaction costs are recognized in the capital reserve, corresponding (deferred) tax effects are recognized partly due to the loss situation of Sono Group and the fact that deferred taxes for losses carried forward were partly recognized at the level of Sono N.V.

Deferred tax assets and deferred tax liabilities are offset if there is a legally enforceable right to offset current tax assets and current tax liabilities and these relate to income taxes levied by the same tax jurisdiction.

4.10.3	Tax losses carried forward

Based on management’s estimation, a deferred tax asset is recognized for the tax losses carried forward to the extent that it is probable that future taxable profit will be available against which the unused tax losses and unused tax credits can be utilized. Only up to 60% of the Group’s annual taxable income, to the extent such taxable income exceeds kEUR 1,000, may be offset against tax loss carryforwards. The remaining 40% of the taxable income is subject to corporate income and trade tax under the so-called minimum taxation rules. Annual taxable income for corporate income tax and trade tax purposes of up to kEUR 1,000 could fully be offset against tax losses carried forward. For further information regarding the tax losses carried forward see note 4.12.9 Recoverability of deferred tax assets in relation to loss carryforwards.

Description of accounting policy for share-based payment transactions [text block]
4.11	Share-based payment

The Group has entered into the following types of share-based transactions, each accounted for in accordance with IFRS 2 as described below:

a)	equity-settled share-based payment transactions, and

b)

transactions in which the Group receives or acquires services and the terms of the arrangement provide either the Group or the supplier of those services with a choice of whether the Group settles the transaction in cash (or other assets) or by issuing equity instruments.

4.11.1	Equity-settled

For equity-settled share-based payment transactions, on grant date, Sono Group initially measures the fair value of the services received by reference to the fair value of the equity instruments granted. Sono Group recognizes the fair value of the services as expenses and a corresponding increase in equity when the services are received.

Vesting conditions, other than market conditions, are not considered when estimating the fair value of the equity instruments at the measurement date. Instead, vesting conditions, other than market conditions, are considered by adjusting the number of equity instruments included in the measurement of the transaction amount. Market conditions and non-vesting conditions are considered when estimating the fair value of the equity instruments granted.

If Sono Group and the supplier of services did not agree on service conditions and the supplier of services is unconditionally entitled to the equity instruments, Sono Group presumes that the services have been received on grant date and recognizes the services received in full, with a corresponding increase in equity. If Sono Group and the supplier of services did agree on service conditions, the Group accounts for the services as they are rendered by the supplier during the vesting period, with a corresponding increase in equity.

4.11.2	Choice of settlement (Sono Group)

For transactions in which the terms of the arrangement provide Sono Group with a choice of settlement, Sono Group determines whether it has a present obligation to settle in cash. Sono would have an obligation to settle in cash if the choice of settlement in equity instruments has no commercial substance, or Sono Group had a past practice or a stated policy of settling in cash, or generally settles in cash whenever the counterparty asks for cash settlement. Management determined that Sono Group does not have an obligation to settle in cash for these types of transactions (i.e., employee participating programs) and therefore accounts for these arrangements as equity-settled share-based payment transactions (refer to note 4.11.1 Equity-settled).

Upon settlement:

a)	if Sono Group elects to settle in cash, the cash payment is accounted for as the repurchase of an equity interest, i. e. as a deduction from equity,

b)	if Sono Group elects to settle by issuing equity instruments, no further accounting is required and

c)

if Sono Group elects the settlement alternative with the higher fair value, as at the date of settlement, Sono Group recognizes an additional expense for the excess value given, i. e. the difference between the cash paid and the fair value of the equity instruments that would otherwise have been issued, or the difference between the fair value of the equity instruments issued and the amount of cash that would otherwise have been paid, whichever is applicable.

For further details, please refer to note 9.3. Remuneration based on shares (share-based payment).

Description of accounting policy for significant accounting judgements, estimated and assumptions [text block]
4.12	Significant accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in accordance with IFRS requires management to make judgments, estimates and assumptions that affect the reported amounts in the financial statements. Management continually evaluates its judgments and estimates in relation to assets, liabilities, contingent liabilities, and expenses. Management bases its judgments and estimates on historical experience and on other various factors it believes to be reasonable under the circumstances, the result of which forms the basis of the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions and conditions and may materially affect the financial results or the financial position reported in future periods.

In the process of applying the accounting policies, management has made the following judgments, which have the most significant effect on the amounts recognized in the consolidated financial statements.

4.12.1	Going concern

Management assessed Sono Group’s ability to continue as a going concern, evaluating whether there are conditions and events, considered in the aggregate, that raise substantial doubt about its ability to continue as a going concern using all information available about the future, focusing on the twelve-month period following the issuance date of the consolidated financial statements.

Historically, Sono Group financed its operations primarily through capital raises and loans from shareholders and private investors (including its IPO in November 2021) as well as through advance payments received from customers. Since inception, Sono Group has incurred recurring losses and negative cash flows from operations. The accumulated deficit amounts to kEUR 330,778 and the negative equity totals kEUR 43,513 as of December 31, 2022.

During the second half of 2022, attempts to raise additional financing through equity offerings failed due to deteriorating market conditions, investor sentiment and other factors. On December 7, 2022, the Company issued convertible debentures to Yorkville Advisors Global LP (Yorkville) with an aggregate nominal amount of kUSD 31,100 (kEUR 29,485). Given that this amount was insufficient to realize serial production and against the backdrop of otherwise unfavorable market conditions, Sono Group announced a special community campaign on December 8, 2022, with the goal of raising approximately kEUR 105,000 principally by means of additional prepayments from customers and/or additional investor financing. The campaign was not successful and hence no additional financing was raised. Consequently, on February 24, 2023, management decided to terminate the Sion passenger car program and focus on the development of Sono Group’s solar technology solutions, which requires significantly lower levels of investment than the development of the Sion passenger car. Sono Motors offered its reservation holders a repayment plan to reimburse reservation holders for advance payments in three installments ( May 2023, June 2024 and January 2025).

On May 15, 2023, due to the fact that the first installment to repay advance payments to customers became due, and Sono Group had not succeeded in raising additional funds, the Company’s management ultimately concluded that Sono Motors was over-indebted and faced impending illiquidity (drohende Zahlungsunfähigkeit) with Sono N.V., in turn, becoming over-indebted and also facing impending illiquidity. As a consequence, management decided to apply for the opening of the self-administration proceedings with respect to Sono Group N.V. and Sono Motors GmbH with the goal of sustainably restructuring both companies. Accordingly, on May 15, 2023, Sono N.V. applied to the insolvency court of the local court of Munich, Germany to permit the opening of a self-administration proceeding (Eigenverwaltung) pursuant to Section 270 (b) of the German Insolvency Code (Insolvenzordnung). On the same day, Sono Motorsapplied to the same Court to permit the opening of a self-administration proceeding in the form of a protective shield proceeding (Schutzschirmverfahren) pursuant Section 270 (d) of the German Insolvency Code (refer to Note 9.7.2 Filing for insolvency for detailed description of the insolvency proceedings).

Yorkville, as one of the largest creditors of Sono N.V., started negotiations in the course of the insolvency proceedings and offered to commit limited financing, which is expected to fund the restructured operations of Sono Group through December 31, 2024 (based on a mutually agreed business plan focused on the planned development of the Solar Bus Kit business operations). On November 20, 2023, Sono Group entered into certain investment-related agreements with Yorkville (the “Yorkville Agreements”), pursuant to which Yorkville has committed to provide limited financing to the Company subject to the satisfaction of certain conditions precedent (the “Yorkville Investment”). The aim of the Yorkville Agreements and the transactions contemplated therein is the planned restructuring of the Company and its subsidiary Sono Motors GmbH (by means of providing financing based on debentures to the Sono Group which, in turn, will enter into intercompany financing via loans based on a back-to back letter of comfort to the Subsidiary). These arrangements, are intended to enable the Company to withdraw its application for its Preliminary Self-Administration Proceedings and to enable the Subsidiary to exit the Subsidiary Self-Administration Proceedings via an insolvency plan, which was filed with the Court on December 7, 2023 for approval by the Subsidiary’s creditors and subsequent confirmation by the Court. Approval by the creditors and confirmation by the Court was obtained in the creditors meeting on December 21, 2023. The 14-day appeal period started on December 21, 2023. Only one creditor with a claim of EUR 500 declared an appeal during the creditors meeting. No successful appeal actions in regard to the Court’s confirmation are expected by the management. The closing of the Yorkville financing, which is expected in late January 2024, is subject to the satisfaction of several closing conditions precedent.  The conditions precedent include principally (i) the Company’s filing its Annual Report on Form 20-F for the year ended December 31, 2022, (ii) the Company’s submission of its interim balance sheet and income statement as of June 30, 2023 on Form 6-K to the SEC (the “Interim Report”), (iii) Sono Motors’ insolvency plan becoming legally binding and (iv) the withdrawal of Sono Group’s application for its Preliminary Self-Administration Proceedings. In addition, Sono N.V. is required to convene its annual general meeting of shareholders and submit certain agenda items for shareholder vote by December 31, 2023, or in January 2024, respectively. On December 22, 2023, Yorkville waived the Company's submission of the Interim Report as a condition precedent to the closing of the Yorkville financing. Sono Group and its subsidiary Sono Motors expect the Yorkville Investment to position them to obtain sufficient funding for their planned development of the Solar Bus Kit business operations through the end of 2024. However, Yorkville’s funding commitment is subject to the absence of certain termination events or events of default (refer to note 9.7.4 Funding and restructuring agreements). If such an event occurs, Yorkville would have the right, at its sole discretion, to cancel any funding commitments still available, meaning that the Company would no longer be able to draw down on unused portions of the commitment amount, and to exercise all of its rights under any of the new convertible debentures as if an event of default had occurred.

Based on the above outlined plans the Company’s going concern status is subject to various risks and uncertainties mainly:

●	the fulfillment of conditions precedent and the successful closing of the Yorkville Agreements;
●	the Company and the Subsidiary successfully emerging from their respective Self-Administration;
●	the length of time that the Company may be required to operate under the Self-Administration Proceedings;
●

delays in the Self-Administration Proceedings, which may increase the risk that management is unable to sustainably restructure the business and emerge from the proceedings and may increase the costs associated with the proceedings;

●

uncertainty converning the ultimate amount of payments that will have to be made to settle the liabilities resulting from the Self-Administration Proceedings which might result in additional funding requirements

●

meeting the assumptions underlying the mutually agreed business plan with Yorkville (focusing on the development of the Solar Bus Kit business)  so that the committed financing by Yorkville until December 31, 2024 will be sufficient to allow the Company to continue as a going concern (mainly ability to accomplish technical feasibility of the Solar Bus Kit components to enable serial production, to enter into customer contracts to start generating revenues, to keep to cost assumptions and margins expected to be realized, to maintain required employees, to keep planned relationships with suppliers, to find independent distributors for the bus kits as planned, to adhere to the cost assumptions for Sono N.V. etc.)

●

Sono Group’s ability to obtain additional financing from third parties in order to fund the business from January 2025 onwards and to be able to repay funding provided by Yorkville, which is due July 1, 2025 (both for the convertible debentures liability of Sono Group and the intercompany loan to be paid back by Sono Motors GmbH)

●	to hire new experienced management for Sono N.V. as well as experienced employees to develop the planned business
●

defined termination conditions or events of default will occur which can cause Yorkville, on its sole discretion, to cancel any funding commitments still available which can lead, in absence of alternative funding possibilities, to insolvency and liquidation of the Company.

Because of the risks and uncertainties associated with the Yorkville Investment and the Self-Administration Proceedings, management cannot accurately predict or quantify the ultimate impact that events related to these proceedings may have on the Sono Group and thus there is no certainty as to the ability to continue as a going concern. Even if Sono Group N.V. and Sono Motors GmbH are able to successfully emerge from the Self-Administration Proceedings, they might be adversely affected by the possible reluctance of prospective lenders/investors and other counterparties to do business with a company that has recently emerged from such proceedings.

It is uncertain if Sono N.V. and its subsidiary Sono Motors will successfully resolve their Self-Administration Proceedings. Regular insolvency proceedings may be opened, which may eventually lead to the liquidation of the Company and/or the Subsidiary. Moreover, even if the closing of the Yorkville Agreements were successful , Yorkville can opt, on its sole discretion, to cease to provide financing should termination events or an event of default arise. Sono Group’s access to required additional financing is, and for the foreseeable future will likely continue to be, limited, if it is available at all as of January 1, 2025 and beyond. Therefore, adequate funds may not be available when needed or may not be available on favorable terms and thus the Company might not be able to continue as a going concern.

Based on the above, Sono Group will need to raise substantial additional capital to finance its planned future operations, which is not assured, and has consequently concluded that there is substantial doubt about its ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

4.12.2	Convertible debentures

Sono Group has issued convertible debentures in three tranches with an aggregate nominal amount of kUSD 31,100, which are convertible into ordinary shares of the Company subject to certain rights, conditions, and limitations to YA II PN, Ltd (“Yorkville”). The convertible debentures were issued to cover short-term capital requirements in order to push ahead with the development of the Sion without delays and to meet the planned start of production. The conversion price is the lower of USD 1.75 and 96.5% of the minimum daily volume-weighted average price on the seven trading days before conversion but not lower than the Floor Price of USD 0.15. According to the contracts, a minimum conversion amount of kUSD 2,500 should be converted per calendar month. This requirement does not apply in an event of default or if the share price drops below the Floor Price. The monthly amount of principal to be converted, however, may not exceed the higher of 20% of the monthly trading volume for Sono Group’s shares or kUSD 5,000. This limitation does not apply if conversions are possible at the fixed conversion price of USD 1.75 and if an event of default occurs. Furthermore, Yorkville may not own, at any time, more than 4.99% of the total shares outstanding. The convertible debentures contain conversion rights and other rights and represent hybrid financial instruments with a respective host contract and single compound embedded derivatives according to IFRS 9. For further details, refer to note 7.10.1 Financial liabilities overview - Convertible debentures and note 4.3.2 Financial liabilities - Initial measurement and Subsequent measurement.

The respective host contract of the three tranches (measured at amortized cost) and embedded derivatives (measured at FVTPL) are accounted for separately. According to management´s assessment it is not possible to reliably determine the fair value of the embedded derivatives, therefore these are measured indirectly as the difference between the fair value of the hybrid instrument and the fair value of the host contract.

The fair value of the convertible debentures was determined by applying a Monte Carlo valuation model (simulation model as valuation technique) with observable and unobservable input factors. Short-term financing was required to push ahead with the development of the Sion without delays and to meet the planned start of production. Due to the high risk profile of the Group and the prevailing market conditions, unfavorable financing conditions had to be accepted and therefore the transaction price is less than the fair value, which was based on Monte Carlo simulation as a valuation model with unobservable input factors (regarding the model see note 8.3.2 Carrying amounts and fair values). Hence, a day-one loss resulting from each of the convertible debentures was recognized in addition to the convertible debentures to defer the difference between the fair value at initial recognition and the transaction price. After initial recognition, the deferred difference was amortized pro rata on a straight-line basis over the estimated time over which the conversions were expected to take place. As of the balance sheet date, conversion of the total amount of the convertible debentures into shares was expected to be completed by the end of May 2023.

The main input factors that flow into the valuation model include the observable input factors share price, exchange rate USD/EUR and risk-free interest rate. Management assessed that the main unobservable input factors are the credit spread, probability of default, expected recovery rate in case of event of default, expected monthly conversion amounts in equity and expected share price volatility. The following judgments, estimates and assumptions were made in relation to these input factors:

The risk-free interest rate is based on the 12-month rates of Secured Overnight Financing Rates (SOFR) which is in line with the 12-month time horizon of the maturity date and simulation model. The interest rate used in the discounted cash flow model is adjusted for the credit spread with the assumption that Sono Group´s credit risk is equivalent to a Standard & Poor's rating scale of CCC or a Moody's rating scale of Caa-2. The expected probability of default is based on historical loss statistics for the respective credit rating published by Moody’s. Based on the 40-year average annual issuer weighted default rates for rating Caa-2 of 13.5% a one-day probability of default of 0.057% is derived and used for the simulation. The expected recovery rate for the investor in case of default used in the model is based on management expectations under the consideration of other financial obligations.

The expected monthly conversion amounts are based on the expected conversion schedule and backed by the observed conversions in January until March 2023 which are very close to the expected values. The conversion schedule used assumed conversions at the upper limit defined in relation to the expected monthly trading volumes for Sono Group’s shares and maximum percentage of ownership of the total shares outstanding.

The expected share price volatility was based on an evaluation of historical Nasdaq share price volatilities for Sono Group’s shares, assuming that the historical volatility based on daily returns over a 12-month period similar to the maturity of the convertible debentures is indicative of future trends, which may not necessarily be the actual outcome.

As of balance sheet date, the contractual rights to extend the term or to early repay the convertible debentures were assumed not to be exercised, based on the expected conversion schedule, therefore these rights are not modeled. This is not necessarily indicative of exercise patterns that may occur.

4.12.3	Impairment test for assets

Sono Group is required to perform an impairment test on assets if there is a triggering event that indicates potential impairment.  Sono Group considered the significant increase in interest rates during the second half of 2022 a triggering event and hence an impairment test was performed at year end on assets, namely, intangible assets, property, plant, and equipment, right-of-use assets, and current assets. There were two cash generating units (CGUs) identified - the Sion car program assets and the Solar assets.

The recoverable amounts of both CGUs have been determined from value in use calculations, accounting for different scenarios with attached probabilities, based on cash flow projections from approved plans and an estimated terminal value. The discount rate used for both CGUs is the Group’s weighted average cost of capital. The key assumptions, other than the cash flows, are the discount rate of 17.2%, the likelihood at the balance sheet date of raising funding to complete the Sion, and the growth rate beyond the projected cash flows of 3%.

The recoverable amount for the Sion CGU is negative based on the value in use calculation and therefore the impairment that should be allocated to assets is kEUR 54,442. According to IAS 36 Impairment of assets, the impairment allocated to individual assets should not reduce the carrying amount of an asset below the highest of its fair value less costs of disposal, its value of use or zero. In cases where the fair value or value in use could not be accurately determined, these assets were concluded to have a fair value or value in use of zero. The combined fair value of the individual assets was kEUR 13,260, and represents the assets where Sono Group is entitled to to receive plant, property and equipment and services, or, where the prepayments are not used as of the balance sheet date, entitled to receive refunds. The total of impairment recognized was kEUR 41,182, with the allocation to the various asset classes as of the balance sheet shown below.

	Sion CGU pre-impairment	Impairment allocation	Sion CGU after impairment
	kEUR	kEUR	kEUR

Intangible assets	170	(170)	-
Equipment and hardware	791	(791)	-
Construction in progress	38,473	(38,473)	-
Prepayments to contract manufacturer for property, plant and equipment	9,241	-	9,241
Right-of-use assets	1,748	(1,748)	-
Prepayments to contract manufacturer for development services	4,019	-	4,019
Total assets	54,442	(41,182)	13,260

The recoverable amount of the Solar CGU is greater than the net book value of the assets and therefore no impairment was recognized.

Sensitivity analysis was performed on the key assumptions used to calculate the value in use for the Solar CGU, and it was concluded that the recoverable amount remains above the carrying value even under varying scenarios. Since the Sion CGU has a value in use of nil, no sensitivity analysis was needed.

Post year end a decision was made to terminate the Sion and therefore the Sion CGU assets no longer have a value in use. As this was a post balance sheet event, this was not taken into account in the impairment test shown above. For further details see note 9.7.1 Termination of the Sion passenger car program.

4.12.4	Remuneration based on shares (CSOP)

For equity-settled share-based payment transactions (see note 4.11 Share-based payment), on grant date, Sono Group measures the fair value of the received services by reference to the fair value of the equity instruments granted. For the CSOP, the fair value measurement of the share options for the equity-settled share-based payment transactions requires assumptions about the input data for using the Black-Scholes Model. The expected life of the share options is based on current expectations and is not necessarily indicative of exercise patterns that may occur. The expected volatility was based on an evaluation of historical volatilities of comparable listed peer group companies, assuming that the historical volatility over a period similar to the life of the options is indicative of future trends, which may not necessarily be the actual outcome. For further details about the input factors used see note 9.3 Remuneration based on shares (share-based payment).

4.12.5	Prepayments to contract manufacturer

Prepayments have been made to the contract manufacturer during 2022. These were then allocated to construction in progress (property, plant and equipment), prepayments to contract manufacturer for property, plant and equipment (current non-financial assets) and prepayments to contract manufacturer for development services (current non-financial assets). During the year, the allocation was based on the agreed term sheet between Sono Group and the contract manufacturer.

4.12.6	Corona pandemic

In 2020, COVID-19 caused a global pandemic. During 2022, the effects of the pandemic were still present. In response to this pandemic, governments as well as private organizations implemented numerous measures seeking to contain the virus. These measures disrupted the manufacturing, delivery and overall supply chain. At the same time, Sono Group has taken actions to maintain operations and protect employees from infection. Since 2020, COVID-19 has had a slightly negative impact on orders and advance payments received from customers.

4.12.7	War in Ukraine

In February 2022, the Russian Army invaded Ukraine across a broad front. In response to this aggression, governments around the world have imposed severe sanctions against Russia. These sanctions disrupted the manufacturing, delivery and overall supply chain of vehicle manufacturers and suppliers. Sono Group cannot yet foresee the full extent of the sanctions’ impact on its business and operations and such impact will depend on future developments of the war, which is highly uncertain and unpredictable. The war could have a material impact on Sono Group’s results of operations, liquidity, and capital management. Sono Group will continue to monitor the situation and the effect of this development on its liquidity and capital management.

4.12.8	Sono Points

Sono Motors had carried out several crowdfunding campaigns in which the Sion could be reserved against an advance payment received from customers of various amounts. With the reservation, the customer was entitled to the right to enter a contract for the purchase of the Sion. However, Sono Motors was not obliged to deliver a vehicle to the customer. Instead, the customer could withdraw from the reservation if he or she decides not to conclude the purchase contract or Sono Motors has not offered a purchase contract by the respective date defined by the underlying terms and conditions. In December 2020, a crowdfunding campaign with the aim of raising a predefined target amount was launched. In connection with the campaign, so-called Sono Points were introduced and communicated on December 15, 2020. The three founders, Laurin Hahn, Navina Pernsteiner and Jona Christians, announced that they would be giving a majority of their profit participation rights (for clarification: the voting rights remain with the founders), amounting to 64.07% of all profit participation rights (as of December 31, 2019) to a “community pool”, from which the so-called Sono Points would be awarded. The number of Sono Points, through which the participants in the crowdfunding and pre-orders can participate in the community pool, was significantly influenced by the time and amount of the individual deposit. The maximum number of possible Sono Points in total is not limited. In case a Sono Point holder should revoke or withdraw from the reservation or should revoke or withdraw from the purchase contract concluded based on the reservation, the Sono Points will expire. Since the Sion program has been discontinued, no purchase contracts for the Sion can be concluded. It can thus be assumed that the planned implementation of the sub-participation for the roll-out of the Sono points by the founders will no longer take place.

According to current legal assessments, management concludes that Sono Points do not impact Sono Group as the no longer existing obligation related only to the founders.

4.12.9	Recoverability of deferred tax assets in relation to loss carryforwards

Tax losses represent start-up losses as a result of establishing Sono Motors’ business. The tax losses can be carried forward indefinitely and have no expiry date. As of December 31, 2022, management does not expect a (proportional) reduction of deductible tax loss carryforwards due to any future corporate restructuring or due to the various capital measures, especially the IPO, in 2021. Management expects that the “hidden reserves clause” can be asserted and that the tax losses can still be carried forward. The hidden reserves as of December 31, 2022 have not yet been determined. Therefore, it is currently not foreseeable whether all tax losses can still be carried forward.